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                                                                    EXHIBIT 99.1

[LOGO]

Press Release

For further information, please contact:
Melissa Matson                               Lydia Sanmarti-Vila, Ph.D., ext.226
Manager, Corporate Communications            (media)
Paradigm Genetics, Inc.                      Amy Garay, ext.298 (investors)
919-425-3000                                 Noonan/Russo Communications, Inc.
                                             212-696-4455

                           PARADIGM GENETICS ANNOUNCES
                      FIRST QUARTER 2002 FINANCIAL RESULTS

 -- Company exceeds analysts' quarterly consensus earnings estimate as reported by First Call by one cent--

RESEARCH TRIANGLE PARK, NC, May 1, 2002 -- Paradigm Genetics, Inc. (Nasdaq:
PDGM), an integrated life sciences company, today reported financial results for the first quarter ended March 31, 2002.

For the three months ended March 31, 2002 total revenues increased 8% to $5.9 million, compared to approximately $5.5 million for the same period in 2001. The increase in revenue was generated from herbicide assays developed by the company under its commercial partnership with Bayer AG.

Total operating expenses for the three months ended March 31, 2002 increased 15% to $11.0 million compared to $9.6 million for the same period in 2001. The increase in operating expenses resulted from the company's investment in its MetaVantage TM human metabolomics platform, investments in informatics-based technologies and expenses associated with operating its ParaGen plant genotyping business.

Including non-cash compensation charges, the company reported a first-quarter 2002 net loss attributable to common stockholders of $5.2 million, or $0.16 per common share, which was one cent better than the consensus earnings estimate reported by First Call. This compares to a net loss of $4.0 million, or $0.15 per common share for the same period in 2001. Excluding the non-cash compensation charges, the net loss for the three months ended March 31, 2002 would have been $5.0 million, or $0.16 per common share.

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"I am pleased that during the first quarter of 2002 we were able to satisfactorily execute the necessary organizational changes and maintain our focus on operations. That speaks to the strength of our company," said John E. Hamer, Ph.D., Acting President and CEO. "Now that our restructuring is complete, Paradigm is a more focused, leaner company. We expect that our quarterly expense base beginning in the third quarter of this year will be about $5 million a year lower than where we were in the first quarter. We are looking forward to continuing to seek additional partnerships in agriculture and healthcare."

Highlights
During the First Quarter 2002, Paradigm:
..    Completed an internal restructuring to better focus resources to grow its human healthcare and agricultural businesses. The restructuring included the establishment of distinct business units for healthcare and agriculture, the realignment of research groups, and a reduction of about 20 percent in the workforce. Administrative and some research positions were affected.
..    Announced a research and development collaboration with VDDI
     Pharmaceuticals to develop antibiotics for the treatment of gram-positive bacterial infections. Under the terms of the agreement, VDDI will support Paradigm's research and development efforts, as well as pay potential royalties. In addition, Paradigm will have the option to make an unspecified equity investment in VDDI.
..    Signed a multi-year collaborative research agreement with Duke University
     Medical Center to apply metabolomics in drug discovery and development. Under the terms of the agreement, Paradigm and Duke University Medical Center will research multiple disease areas to identify and validate novel drug targets for drug discovery, as well as seek to discover new biomarkers for use in predictive medicine. Cardiovascular disease is the first project under the collaboration.
..    Signed an agreement with Bio-Technical Resources to co-market enzyme and microbial-based bio-processing technologies.
..    Delivered several high-throughput screening assays to Bayer AG for use in the identification of new and innovative herbicides. Paradigm transferred the assays to Bayer's ultra high-throughput screening platform and received a milestone payment.
..    Named Leroy E. Hood, M.D., Ph.D., to the Board of Directors. Hood is
     president and director of the Institute for Systems Biology in Seattle Washington, an organization he founded in 1999 to pioneer systems approaches to biology and medicine.

About Paradigm Genetics
Paradigm Genetics, Inc. (Nasdaq: PDGM), headquartered in Research Triangle Park, NC, is an integrated life sciences company developing novel technologies to speed the discovery of products for the advancement of agriculture and human health. In agriculture, Paradigm has unlocked the potential of functional genomics through its industrialized technology platform, GeneFunction Factory(TM), which links gene

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expression profiling, biochemical profiling, and phenotypic profiling to create industry-leading genomic knowledge and intellectual property advantages. ParaGen, a division of Paradigm Genetics, Inc., offers genotyping and other genomic technology services to customers developing plant- and microbial-based products. In human health, Paradigm seeks to use its proprietary metabolomics technology platform, MetaVantage(TM), to transform drug discovery and development by significantly enhancing the study of drug targets, lead compounds, and predictive medicine. MetaVantage(TM) elucidates the metabolic profile of a human cell, tissue, or fluid, and integrates this information with data from other genomics analyses using its proprietary comprehensive informatics system. By globally interrogating biochemistry, MetaVantage(TM) extends traditional genomic technologies to reveal the next level of cellular information. For more information, visit www.paradigmgenetics.com.
                                         ------------------------

Note: Paradigm will host a conference call at 8:30 a.m. ET on Thursday, May 2, 2002 to review financial results for the three months ended March 31, 2002. This call will be broadcast simultaneously via the Internet at www.paradigmgenetics.com and will be accessible through the investor relations section and homepage of Paradigm's web site through May 16. Contact Investor Relations at (919) 425-3000 for information on accessing a taped replay via telephone.

                             Financial Charts Follow

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
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                                              PARADIGM GENETICS, INC.
                                        CONDENSED STATEMENTS OF OPERATIONS
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                                                                       Three Months Ended
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                                                                             March 31,
                                                                            (unaudited)
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                                                                  2002                           2001
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
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Revenues:
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Commercial partnerships                                       $ 5,869,586                   $ 5,385,805
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Grant revenues                                                         --                        64,863
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Total revenues                                                  5,869,586                     5,450,668
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Operating expenses:
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Research and development (includes $105,007
and $188,252 of stock based compensation
expense for the three months ended March 31,
2002 and March 31, 2001, respectively)                          8,085,163                     6,395,358
-------------------------------------------------------------------------------------------------------
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Selling, general and administrative (includes
$158,813 and $148,472 of stock based
compensation expense for the three months
ended March 31, 2002 and March 31, 2001
respectively)                                                   2,945,302                     3,219,605
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Total operating expenses                                       11,030,465                     9,614,963
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Loss from operations                                           (5,160,879)                   (4,164,295)
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Other income (expense):
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Interest income                                                   421,519                       631,851
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Interest expense                                                 (477,783)                     (477,359)
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     Other income (expense), net                                  (56,264)                      154,492
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Net loss attributable to common stockholders                   (5,217,143)                   (4,009,803)
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Net loss per share attributable to common
stockholders - basic and diluted                              $     (0.16)                  $     (0.15)
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Weighted average common shares outstanding -
basic and diluted                                              31,938,080                    26,097,515
-------------------------------------------------------------------------------------------------------


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
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                                      Paradigm Genetics, Inc.
                                    2002 First-Quarter Results
                                   Condensed Balance Sheet Data
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                                                             March 31,      December 31,
                                                               2002             2001
                                                           (unaudited)
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
Assets:
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Cash, cash equivalents, short-term investments            $ 8,311,595        $10,735,521
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Other current assets                                        8,832,320          8,497,284
----------------------------------------------------------------------------------------
            Total Current Assets                           17,143,915         19,232,805
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Long term investments                                      24,103,713         32,256,050
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Property plant & equipment net                             26,716,706         27,854,068
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Other noncurrent assets                                     5,809,276          5,744,086
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Total Assets                                              $73,773,610        $85,087,009
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Liabilities and Stockholders' Equity (Deficit):
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Current liabilities                                        19,208,864         24,164,651
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Long-term obligations                                       6,573,785          7,678,395
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Stockholders' equity                                       47,990,961         53,243,963
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Total Liabilities and Stockholders' Equity (Deficit)      $73,773,610        $85,087,009
----------------------------------------------------------------------------------------

This press release contains forward-looking statements, including statements regarding Paradigm's expectation that our quarterly expense base will be lower in the third quarter than it was in the first quarter; future activity under Paradigm's collaborations with VDDI Pharmaceuticals and Duke University Medical Center; Paradigm's intention to develop additional partnerships in agriculture and healthcare that add shareholder value; Paradigm's ability to develop novel technologies to speed the discovery of products for the advancement of human health and agriculture; the prospects of Paradigm and its partners to develop new products, targets and biomarkers; potential royalties; as well as Paradigm's ability to successfully transform drug discovery and development. These risks include, but are not limited to, Paradigm's early stage of development, history of net losses, technological and product development uncertainties, reliance on research collaborations, uncertainty of additional funding and ability to protect its patents and proprietary rights. These and other risks are identified in Paradigm's most recent report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

MetaVantage(TM)and GeneFunction Factory(TM)are U.S. trademarks of Paradigm Genetics, Inc.

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